UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant x

Filed by a Party other than the Registrant o

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Cardiff Oncology, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Cardiff Oncology, Inc.
11055 Flintkote Avenue
San Diego, CA 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 10, 2021

Dear Stockholder:

We are pleased to invite you to attend the annual meeting of stockholders (the “Annual Meeting”) of Cardiff Oncology, Inc. (“Cardiff” or the “Company”), which will be held on June 10, 2021 at 8:00 a.m. local time at our offices, located at 11055 Flintkote Avenue, San Diego, CA 92121, for the following purposes:

1. To elect eight (8) members to our Board of Directors;

2. To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021;

3. To approve the Cardiff Oncology, Inc. 2021 Omnibus Equity Incentive Plan (the “2021 Plan”); and

4. To transact such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Cardiff Oncology's Board of Directors has fixed the close of business on April 21, 2021 as the record date for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance of the Annual Meeting to our stockholders. Registration and seating will begin at 7:30 a.m. Shares of common stock can be voted at the Annual Meeting only if the holder thereof is present in person or by valid proxy.

For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. If you do not plan on attending the Annual Meeting, please vote, date and sign the enclosed proxy and return it in the business envelope provided. Even if you do plan to attend the Annual Meeting, we recommend that you vote your shares at your earliest convenience in order to ensure your representation at the Annual Meeting. Your vote is very important.

If you have any questions or need assistance voting your shares, please call Kingsdale Advisors at:

Strategic Shareholder Advisor and Proxy Solicitation Agent
745 Fifth Avenue, 5th Floor, New York, NY 10151

North American Toll Free Phone:
1-888-302-5741

Email: contactus@kingsdaleadvisors.com
Call Collect Outside North America: 416-867-2272

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 10, 2021 at 8:00 a.m. local time at 11055 Flintkote Avenue, San Diego, CA 92121.

The proxy statement and annual report to stockholders are available at
http://www.pstvote.com/cardiff2021.

By the Order of the Board of Directors

/s/ Dr. Rodney S. Markin MD, Ph.D.
Dr. Rodney S. Markin MD, Ph.D.
Chairman of the Board of Directors

Dated: April 28, 2021

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save Cardiff Oncology the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

Cardiff Oncology, Inc.
11055 FLINTKOTE AVENUE
SAN DIEGO, CA 92121

PROXY STATEMENT FOR THE
2021 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2021

The Board of Directors (the “Board”) of Cardiff Oncology, Inc. (“Cardiff” or the “Company”) is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at our offices, located at 11055 Flintkote Avenue, San Diego, CA 92121, on June 10, 2021, at 8:00 a.m. local time, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card if you received paper copies of the proxy materials, or follow the instructions below to submit your proxy over the Internet.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares of our common stock are held in the name of a broker, bank or other agent (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about April 30, 2021 to our beneficial owners and stockholders of record who owned our common stock at the close of business on April 21, 2021. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request that a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I Receive a Notice of Internet Availability of Proxy Materials in the Mail instead of a Full Set of Proxy Materials?

We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our stockholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet free of charge or to request a paper copy may be found in the Notice. Our stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder’s election to receive proxy materials by mail or electronically will remain in effect until the stockholder changes the stockholder’s election.

What Does it Mean if I Receive More than One Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

How do I attend the Annual Meeting?

The Annual Meeting will be held on June 10, 2021, at 8:00 a.m. local time at our offices, located at 11055 Flintkote Avenue, San Diego, CA 92121. Directions to the Annual Meeting may be found at the back of this Proxy Statement. Information on how to vote in person at the Annual Meeting is discussed below.

Who May Attend the Annual Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting. If your shares of common stock are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

Who is Entitled to Vote?

The Board has fixed the close of business on April 21, 2021 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the Record Date, there were 37,552,129 shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Philadelphia Stock Transfer, Inc., you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

What am I Voting on?

There are three (3) matters scheduled for a vote:

1. To elect eight (8) members to our Board of Directors;

2. To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021; and

3. To approve the Cardiff Oncology, Inc. 2021 Omnibus Equity Incentive Plan (the “2021 Plan”).

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How Do I Vote?

Stockholders of Record

For your convenience, record holders of our common stock have three methods of voting:

1. Vote by Internet. The website address for Internet voting is on your proxy card.

2. Vote by mail. Mark, date, sign and promptly mail the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3. Vote in person. Attend and vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name

For your convenience, beneficial owners of our common stock have three methods of voting:

1. Vote by Internet. The website address for Internet voting is on your vote instruction form.

2. Vote by mail. Mark, date, sign and promptly mail your vote instruction form (a postage-paid envelope is provided for mailing in the United States).

3. Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

If you vote by Internet, please DO NOT mail your proxy card.

All shares entitled to vote and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends on each of the enumerated proposals, with regard to any other matters that may be properly presented at the Annual Meeting and on all matters incident to the conduct of the Annual Meeting. If you are a registered stockholder and attend the Annual Meeting, you may deliver your completed proxy card in person. If you are a street name stockholder and wish to vote at the Annual Meeting, you will need to obtain a proxy form from the institution that holds your shares. All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How Many Votes do I Have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote as of the Record Date, are represented in person or by proxy. Thus, 18,776,065 shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, either the chairperson of the Annual Meeting or our stockholders entitled to vote at the Annual Meeting may adjourn the Annual Meeting.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1. “FOR” the election of each of the eight (8) members to our Board of Directors;

2. “FOR” the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021; and

3. “FOR” the approval of the Cardiff Oncology, Inc. 2021 Omnibus Equity Incentive Plan (the “2021 Plan”).

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “FOR,” “WITHHOLD” and broker non-votes; and, with respect to the other proposals, votes “FOR” and “AGAINST,” abstentions and broker non-votes.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board. If you do not provide voting instructions, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.” Because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on these proposals.

Brokers cannot use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. However, our By-Laws provide that an action of our stockholders (other than the election of directors) is only approved if a majority of the number of shares of stock present and entitled to vote thereat vote in favor of such action.

How Many Votes are Needed for Each Proposal to Pass?

Proposal	Vote Required
Election of each of the eight (8) members to our Board of Directors	Plurality of the votes cast (the eight directors receiving the most “FOR” votes)

Ratification of the Appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm for our Fiscal Year Ending December 31, 2021	A majority of the votes entitled to vote thereon and present at the Annual Meeting

Approval of the Cardiff Oncology, Inc. 2021 Omnibus Equity Incentive Plan (the “2021 Plan”)	A majority of the votes entitled to vote thereon and present at the Annual Meeting

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Secretary of Cardiff Oncology, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Cardiff Oncology, Inc., 11055 Flintkote Avenue, San Diego, CA 92121, Attention: Secretary, or by facsimile at 858-952-7571. Your most current proxy card or Internet proxy is the one that will be counted.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials. We have retained Kingsdale Advisors as our strategic shareholder advisor and proxy solicitation agent in connection with the solicitation of proxies for the Meeting. If you have any questions or require any assistance with completing your proxy, please contact Kingsdale Advisors by telephone (toll-free within North America) at 1-888-302-5741 or (call collect outside North America) at 416-867-2272 or by email at contactus@kingsdaleadvisors.com.

Do I Have Dissenters’ Rights of Appraisal?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I Find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are Stockholder Proposals Due for the 2022 Annual Meeting?

Any appropriate proposal submitted by a stockholder and intended to be presented at the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) must be submitted in writing to our Secretary at 11055 Flintkote Avenue, San Diego, CA 92121, and received no later than December 28, 2021, to be includable in our proxy statement and related proxy for the 2022 Annual Meeting. However, if the date of the 2022 Annual Meeting is convened more than 30 days before, or delayed by more than 30 days after, June 10, 2022, to be considered for inclusion in proxy materials for our 2022 Annual Meeting, a stockholder proposal must be submitted in writing to our Secretary at 11055 Flintkote Avenue, San Diego, CA 92121, a reasonable time before we begin to print and send our proxy materials for the 2022 Annual Meeting. A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

If you wish to submit a proposal that is not to be included in the proxy materials for the 2022 Annual Meeting, your proposal must be submitted in writing to our Secretary at 11055 Flintkote Avenue, San Diego, CA 92121 by December 28, 2021. However, if the date of the 2022 Annual Meeting is convened more than 30 days before, or delayed by more than 30 days after, June 10, 2022, to be brought before our 2022 Annual Meeting, a stockholder proposal must be submitted in writing to the Company’s Secretary at 11055 Flintkote Avenue, San Diego, CA 92121, a reasonable time before we begin to print and send our proxy materials for the 2022 Annual Meeting.

Do the Company’s Officers and Directors have an Interest in Any of the Matters to Be Acted Upon at the Annual Meeting?

Members of the Board have an interest in Proposal 1, the election to the Board of the eight (8) director nominees set forth herein. Members of the Board and executive officers of Cardiff Oncology do not have any interest in Proposal 2, the ratification of the appointment of our independent registered public accounting firm. Members of the Board and the executive officers of Cardiff Oncology are eligible to receive awards under the terms of the 2021 Plan, and they therefore have a substantial interest in Proposal 3.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

We are committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management pursue our strategic objectives for the benefit of our stockholders.

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, Board committee structure and functions, and other policies for the governance of the company. Our Corporate Governance Guidelines are available without charge on the investor relations section of our website at www.cardiffoncology.com.

Board Composition and Leadership Structure

    The positions of Chief Executive Officer and Chair of our Board of Directors are held by two different individuals (Dr. Mark Erlander and Dr. Rodney Markin, respectively). This structure allows our Chief Executive Officer to focus on our day-to-day business while our Chair leads our Board of Directors in its fundamental role of providing advice to and independent oversight of management. Our Board of Directors believes such separation is appropriate, as it enhances the accountability of the Chief Executive Officer to the Board of Directors and strengthens the independence of the Board of Directors from management.

Board’s Role in Risk Oversight

Our Board of Directors believes that open communication between management and the Board of Directors is essential for effective risk management and oversight. Our Board of Directors meets with our Chief Executive Officer and other members of the senior management team at quarterly Board of Director meetings, where, among other topics, they discuss strategy and risks in the context of reports from the management team and evaluate the risks inherent in significant transactions. While our Board of Directors is ultimately responsible for risk oversight, our Board committees assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of major financial risk exposures, internal control over financial reporting, disclosure controls and procedures, legal and regulatory compliance and cybersecurity and data privacy. The Compensation Committee assists our Board of Directors in assessing risks created by the incentives inherent in our compensation policies. The Corporate Governance/Nominating Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of corporate, legal and regulatory risk.

Director Independence

Our common stock is listed on the Nasdaq Capital Market. Under the rules of the Nasdaq Stock Market, independent directors must constitute a majority of a listed company’s Board of Directors. In addition, the rules of the Nasdaq Stock Market require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation and Corporate Governance/Nominating Committees must be an “independent director.” Under the rules of the Nasdaq Stock Market, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, Compensation Committee members must not have a relationship with the listed company that is material to the director’s ability to be independent from management in connection with the duties of a Compensation Committee member.

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (Exchange Act). In order to be considered independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors or any other Board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.
Our Board of Directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors determined that Drs. Armitage, Markin, Pace, Mr. Brancaccio and Ms. White representing five of our six incumbent directors, are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. If elected, it is expected that Drs. Mohindru and Tannenbaum will be "independent". In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each directors’

business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and any affiliates.

Committee of our Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. Each of these committees has a written charter, copies of which are available without charge on our website at http://cardiffoncology.investorroom.com/ under “Corporate Governance'.

Audit Committee

The Audit Committee’s responsibilities include, among other things: (i) selecting and retaining an independent registered public accounting firm to act as our independent auditors, setting the compensation for our independent auditors, overseeing the work done by our independent auditors and terminating our independent auditors, if necessary, (ii) periodically evaluating the qualifications, performance and independence of our independent auditors, (iii) pre-approving all auditing and permitted non-audit services to be provided by our independent auditors, (iv) reviewing with management and our independent auditors our annual audited financial statements and our quarterly reports prior to filing such reports with the SEC, including the results of our independent auditors’ review of our quarterly financial statements, and (v) reviewing with management and our independent auditors significant financial reporting issues and judgments made in connection with the preparation of our financial statements. The Audit Committee also prepares the Audit Committee report that is required to be included in our annual proxy statement pursuant to the rules of the SEC.

As of December 31, 2020, the Audit Committee consisted of John P. Brancaccio, chairman of the Audit Committee, Dr. Rodney S. Markin and Lâle White. Under the applicable rules and regulations of Nasdaq, each member of a company’s audit committee must be considered independent in accordance with Nasdaq Listing Rule 5605(c)(2)(A)(i) and (ii) and Rule 10A-3(b)(1) under the Exchange Act. The Board has determined that each of Mr. Brancaccio, Dr. Markin and Ms. White is “independent” as that term is defined under applicable Nasdaq and SEC rules. Mr. Brancaccio is our audit committee financial expert.

Compensation Committee

The purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation of our directors and executive officers. The Compensation Committee has responsibility for, among other things, (i) recommending to the Board for approval the overall compensation philosophy for our company and periodically reviewing the overall compensation philosophy for all employees to ensure it is appropriate and does not incentivize unnecessary and excessive risk taking, (ii) reviewing annually and making recommendations to the Board for approval, as necessary or appropriate, with respect to our compensation plans, (iii) based on an annual review, determining and approving, or at the discretion of the Compensation Committee, recommending to the Board for determination and approval, the compensation and other terms of employment of each of our officers, (iv) reviewing and making recommendations to the Board with respect to the compensation of directors, (v) overseeing our regulatory compliance with respect to compensation matters, (vi) reviewing and discussing with management, prior to the filing of our annual proxy statement or annual report on Form 10-K, our disclosure relating to executive compensation, including our Compensation Discussion and Analysis and executive and director compensation tables as required by SEC rules, and (vii) preparing an annual report regarding executive compensation for inclusion in our annual proxy statement or our annual report on Form 10-K. The Compensation Committee has the power to form one or more subcommittees, each of which may take such actions as may be delegated by the Compensation Committee.

The charter of the Compensation Committee grants the Compensation Committee authority to select, retain, compensate, oversee and terminate any compensation consultant to be used to assist in the evaluation of director, chief executive officer, officer and our other compensation and benefit plans and to approve the compensation consultant’s fees and other retention terms. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any internal or external legal, accounting or other advisors and consultants retained by the Compensation Committee. The Compensation Committee may also select or retain advice and assistance from an internal or external legal, accounting or other advisor as the Compensation Committee determines to be necessary or advisable in connection with the discharge of its duties and responsibilities and will have the direct responsibility to appoint, compensate and oversee any such advisor. Currently, the Compensation Committee engages Radford, part of the Rewards Solutions practice of Aon plc, as its compensation consultant.

As of December 31, 2020, the Compensation Committee consisted of Dr. Rodney S. Markin, chairman of the Compensation Committee, Dr. Gary S. Jacob and Dr. Gary W. Pace. The Board has determined that all of the members are “independent” under Nasdaq Listing Rule 5605(a)(2).

Corporate Governance/Nominating Committee

The Corporate Governance/Nominating Committee has responsibility for assisting the Board in, among other things, (i) effecting Board organization, membership and function, including identifying qualified board nominees, (ii) effecting the organization, membership and function of the committees of the Board, including the composition of the committees of the Board and recommending qualified candidates for the committees of the Board, (iii) evaluating and providing successor planning for the chief executive officer and our other executive officers, (iv) identifying and evaluating candidates for director in accordance with certain general and specific criteria, (v) developing and recommending to the Board Corporate Governance Guidelines and any changes thereto, setting forth the corporate governance principles applicable to us, and overseeing compliance with the Corporate Governance Guidelines, and (vi) reviewing potential conflicts of interest involving directors and determining whether such directors may vote on issues as to which there may be a conflict. As of December 31, 2020, the Corporate Governance/Nominating Committee consisted of Gary S. Jacob, Ph.D, chairman of the Corporate Governance/Nominating Committee, Mr. John Brancaccio, Dr. James O. Armitage and Dr. Gary W. Pace. In January 2021, Gary S. Jacob, Ph.D, stepped down from the committee and Dr. Gary W. Pace became the chairman of the committee. The Board has determined that all of the members are “independent” under Nasdaq Listing Rule 5605(a)(2).

Code of Business Conduct and Ethics

We have adopted a formal Code of Business Conduct and Ethics applicable to all Board members, officers and employees. Our Code of Business Conduct and Ethics can be found on our website at www.cardiffoncology.com. A copy of our Code of Business Conduct and Ethics may be obtained without charge upon written request to Secretary, Cardiff Oncology, Inc., 11055 Flintkote Avenue, San Diego, California 92121. If we make any substantive amendments to our Code of Business Conduct and Ethics or grant any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website (www.cardiffoncology.com) and/or in our public filings with the SEC.

Anti-hedging

We have adopted an Insider Trading Policy that applies to all of our employees, officers and directors, including our Chief Executive Officer and other executive officers, which prohibits such individuals from purchasing financial instruments, or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in market value of our common stock, such as zero cost collars and forward sales contracts and exchange funds.

Family Relationships and Other Arrangements

There are no family relationships among our directors and executive officers. There are no arrangements or understandings between or among our executive officers and directors pursuant to which any director or executive officer was or is to be selected as a director or executive officer.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2020, Drs. Markin, Jacob and Pace served on our Compensation Committee. None of our current executive officers has served as a member of the Board of Directors, or as a member of the Compensation Committee or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during the fiscal year ended December 31, 2020.

Board and Committee Meetings and Attendance

The Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. During fiscal year 2020, the Board of Directors held 14 meetings including telephonic meetings; the Audit Committee held 5 meetings; the Compensation Committee held 5 meetings; and the Corporate Governance/Nominating Committee held 4 meetings. During fiscal year 2020, none of the directors attended fewer than 75% of the aggregate of the total number of meetings held by the Board of Directors during his or her tenure and the total number of meetings held by all committees of the Board of Directors on which such director served during his or her tenure. The independent members of the Board of Directors also meet separately without management directors on a regular basis to discuss such matters as the independent directors consider appropriate.

Board Attendance at Annual Stockholders’ Meeting

We invite and encourage each member of our Board of Directors to attend our annual meetings of stockholders. We do not have a formal policy regarding attendance of our annual meetings of stockholders by the members of our Board of Directors.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of the Board of Directors or a specific member of our Board of Directors (including our Chair) may do so by letters addressed to:

Cardiff Oncology, Inc.
c/o Secretary
11055 Flintkote Ave.
San Diego, California, 92121

All communications by letter addressed to the attention of our Secretary will be reviewed by the Secretary and provided to the members of the Board of Directors unless such communications are unsolicited items, sales materials and other routine items and items unrelated to the duties and responsibilities of the Board of Directors.

Considerations in Evaluating Director Nominees

    The Corporate Governance/Nominating Committee is responsible for identifying, considering and recommending candidates to the Board of Directors for Board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing a diverse, experienced and highly qualified Board of Directors. Candidates may come to our attention through current members of our Board of Directors, professional search firms, stockholders or other persons.

The Corporate Governance/Nominating Committee will recommend to the Board of Directors for selection all nominees to be proposed by the Board of Directors for election by the stockholders, including approval or recommendation of a slate of director nominees to be proposed by the Board of Directors for election at each annual meeting of stockholders, and will recommend all director nominees to be appointed by the Board of Directors to fill interim director vacancies.

Our Board of Directors encourages selection of directors who will contribute to the company’s overall corporate goals. The Corporate Governance/Nominating Committee may from time to time review and recommend to the Board of Directors the desired qualifications, expertise and characteristics of directors, including such factors as breadth of experience, knowledge about our business and industry, willingness and ability to devote adequate time and effort to the Board of Directors, ability to contribute to the Board of Directors’ overall effectiveness, and the needs of the Board of Directors and its committees. Exceptional candidates who do not meet all of these criteria may still be considered. In evaluating potential candidates for the Board of Directors, the Corporate Governance/Nominating Committee considers these factors in the light of the specific needs of the Board of Directors at that time.

In addition, under our Corporate Governance Guidelines, a director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board of Directors and committees on which such director sits, and to review prior to meetings material distributed in advance for such meetings. Thus, the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as his or her other professional responsibilities, will be considered. Also, under our Corporate Governance Guidelines, there are no limits term that may be served by a director. However, in connection with evaluating recommendations for nomination for reelection, the Corporate Governance/Nominating Committee considers director tenure. We value diversity on a company-wide basis but have not adopted a specific policy regarding Board diversity.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect eight (8) directors to hold office until the 2022 Annual Meeting. Directors are elected by a plurality of votes cast by stockholders. In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected. Dr. Thomas Adams and Dr. Gary Jacob have not been re-nominated as members of the Board.

Assuming a quorum is present, the eight (8) nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to serve for a one-year term. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information with Respect to Director Nominees

Listed below are the current directors who are nominated to hold office until their successors are elected and qualified, and their ages as of April 21, 2021.

Name	Age
Dr. James O. Armitage, M.D.	74
John Brancaccio	73
Mark Erlander, Ph.D.	61
Dr. Rodney S. Markin, M.D., Ph.D.	64
Gary W. Pace, Ph.D.	73
Lâle White	65

Dr. James O. Armitage, M.D. - Independent Director

Dr. Armitage has been a director of our company since April 2020. Dr. Armitage has been a Professor of Internal Medicine in the division of Hematology and Oncology at the University of Nebraska Medical Center since 2003, after having served as Chairman of the Department of Internal Medicine, Dean of the College of Medicine, and in various other capacities since joining the Center in 1982. He also holds a hospital appointment at The Nebraska Medical Center. Dr. Armitage has authored or co-authored more than 600 articles, 108 book chapters and edited or co-edited 27 textbooks. He has previously served as President of the American Society of Clinical Oncology ("ASCO"), and as a member of the ASCO Board of Directors. Dr. Armitage received a bachelor of science degree from the University of Nebraska and a medical degree from the University of Nebraska Medical Center and completed his post-graduate training at the University of Nebraska Medical Center and the University of Iowa Hospitals and Clinics. The Board believes that Dr. Armitage's training as a physician, his research, clinical and administrative experience, and his previous service as a director of a publicly traded biopharmaceutical company provide him with the qualifications and skills to serve as a director.

John Brancaccio - Independent Director

Mr. Brancaccio, a retired CPA, has served as a Director since December 2005. From April 2004 until May 2017, Mr. Brancaccio was the Chief Financial Officer of Accelerated Technologies, Inc., an incubator for medical device companies. Mr. Brancaccio served as a director for Callisto Pharmaceuticals, Inc. from April 2004 until its merger with Synergy Pharmaceuticals, Inc. in January 2013 and was formerly a director of Tamir Biotechnology, Inc. (formerly Alfacell Corporation) since April 2004 until May 2020. He is also a director of Hepion Pharmaceuticals, Inc. since December 2013, Rasna Therapeutics, Inc. since September 2016, OKYO Pharma Limited since June 2020 and Tiziana Life Sciences plc since July 2020. Mr. Brancaccio served as a director of Synergy from July 2008 until April 2019. The Board believes that Mr. Brancaccio’s experience as a chief financial officer provides valuable financial and accounting expertise that qualifies him to serve as a director of our company.

Mark Erlander, Ph.D. - Chief Executive Officer and Director
Dr. Erlander has been our Chief Executive Officer since May 2020 and a director since June 2020. Dr. Erlander was our Chief Scientific Officer from March 2013 to April 2020. Dr. Erlander has more than 18 years of experience directing and leading research and development for gene discovery, with a strong focus on molecular diagnostics. Prior to joining Cardiff Oncology, he was Chief Scientific Officer at bioTheranostics, a subsidiary of bioMérieux, a molecular diagnostic testing company that is focused on clinical applications in oncology, from 2008 to February 2013. Previously Dr. Erlander was a Group Leader and subsequently Research Fellow at the R. W. Johnson Pharmaceutical Research Institute (Johnson & Johnson). He was also an assistant member and Postdoctoral Fellow at The Scripps Research Institute in the Department of Molecular Biology. Dr. Erlander holds a B.S.degree in Biochemistry from the University of California, Davis; an M.S. degree in Biochemistry from Iowa State University; and a Ph.D. in Neuroscience from the University of California, Los Angeles. Dr. Erlander is an accomplished reseracher with 32 issued U.S. patents and 38 U.S. patent applications, and is a lead or contributing author on more than 70 scientific articles. The Board believes that Dr. Erlander’s research and clinical experience qualifies him to serve as a director of our company.

Dr. Rodney S. Markin, M.D., Ph.D. - Independent Director

Dr. Markin has been Chairman of the Board of our company since December 2020 and a Director since February 2014. Dr. Markin has served as Chief Operating Officer of University of Nebraska since August 2017. Dr. Markin has served as Chief Technology Officer and Associate Vice Chancellor for Business Development at the University of Nebraska Medical Center since 2011; as Professor of Pathology and Microbiology since 1985; as David T. Purtilo Distinguished Professor Pathology and Microbiology since 2005; as Courtesy Professor of Surgery since 1990 and as Courtesy Professor of Psychiatry since 2013. Dr. Markin is also a director on the Board of Children's Hospital and Medical Center Foundation, on the Board of Trustees for Keck Graduate Institute, on the Board of the Make-A-Wish Foundation and on the Board of PerceptiMed since July 2015. Dr. Markin served on the Board of Directors for Transgenomic, Inc. from March 2007 to December 2014. The Board believes that Dr. Markin’s valuable executive experience in the healthcare business qualifies him to serve as a director and Chairman of the Board of our company.
Gary W. Pace, Ph.D. - Independent Director
Dr. Pace has been a director of our company since April 2020. In addition, Dr. Pace has been a Director of Pacira Biosciences, Inc. since 2008, Antisense Therapeutics since 2015 and Simavita Ltd. since 2016 as well as a director of several private companies. He previously served on the board of ResMed Inc. from 1994 to 2018, Transition Therapeutics Inc. from 2002 to 2016 and QRxPharma Ltd. from 2001 to 2013. Dr. Pace is a seasoned biopharmaceutical executive with over 40 years of experience in the industry. He has co-founded several early stage life science companies, where he built products from the laboratory to commercialization. Dr. Pace has contributed to the development of the biotechnology industry through honorary university appointments and industry and government committees. In 2003, he was awarded a Centenary Medal by the Australian Government “for service to Australian society in research and development” and was recognized as the 2011 Director of the Year (corporate governance) by the San Diego Directors Forum. He is also a fellow of the Australian Academy of Technological Sciences and Engineering. Dr. Pace holds a B.Sc. (Hons I) from the University of New South Wales and a Ph.D. from the Massachusetts Institute of Technology where he was a Fulbright Fellow and General Foods Scholar. The Board believes that Dr. Pace’s years of experience providing strategic advisory services to complex organizations, including as a public company director provides him with the qualifications and skills to serve as a director.
Lâle White - Independent Director
Ms. White has been a director of our company since April 2020. Ms. White is the Chief Executive Officer of XIFIN, Inc., a financial cloud computing company, with over 25 years of experience in information systems development and medical billing.

She lectures extensively on these topics and has consulted for major laboratories and laboratory associations throughout the U.S. Ms. White worked with HCFA and the U.S. Office of the Inspector General to develop the first OIG Model Compliance Program. She is a longstanding member of the California Clinical Lab Association, where for the last eight years she has chaired the state and federal contractor committees that work with the Medicare Administrative Contractors and the Department of Health and Human Services. Ms. White was previously Vice President of Finance of Laboratory Corporation of America, one of the largest clinical reference laboratories in the U.S., and its predecessor National Health Laboratories, where she led the software development of several accounts receivable, inventory, cost accounting and financial management systems for the laboratory industry. Ms. White previously was on the Board of bioTheranostics while it was a BioMerieux subsidiary and CombiMatrix Corporation, until its acquisition by Invitae Corporation in 2017. Ms. White has a BA in finance and an MBA from Florida International University. The Board believes that Ms. White’s significant executive experience with the strategic, financial, and operational requirements of health care organizations, particularly in the area of billing and reimbursement provides her with the qualifications and skills to serve as a director.

Listed below are the director nominees who are nominated to hold office until their successors are elected and qualified, and their ages as of April 21, 2021.

Name	Age
Mani Mohindru, Ph.D.	49
Renee P. Tannenbaum, Pharm.D.	69

Mani Mohindru, Ph.D.
Dr. Mohindru currently serves as a director of CytomX, Inc., a biotechnology company. From December 2019 to October 2020, Dr. Mohindru served as Chief Executive Officer of CereXis, a biotechnology company. Dr. Mohindru served as Chief Financial Officer and Chief Strategy Officer of Cara Therapeutics, Inc., a biotechnology company, from August 2017 until December 2019. From March 2016 to July 2017, Dr. Mohindru served as Senior Vice President and Chief Strategy Officer at Curis, Inc., a biotechnology company. From April 2015 to February 2016, Dr. Mohindru served as Senior Vice President of Corporate Strategy and Investor Relations and from June 2013 to March 2015, Dr. Mohindru served as Vice President of Corporate Strategy and Investor Relations, each at Curis, Inc. From October 2012 to March 2016, Dr. Mohindru was the co-founder of ImmTox, Inc., a biotechnology company. From June 2011 to September 2012, Dr. Mohindru was a Senior Biotechnology Analyst at ThinkEquity, LLC, a research and investment banking firm. Previously, from June 2009 to May 2011, Dr. Mohindru was a Partner at Axon Healthcare Company, a strategic pharmaceutical and biotechnology consultancy firm that she co-founded. Dr. Mohindru was also a Managing Director at Capstone Investments in its investment banking division, a Vice President at Credit Suisse, and an Associate Research Analyst at global financial services firm, UBS. Dr. Mohindru completed her Ph.D. in Neurosciences at Northwestern University and she received both her B.S. in Human Biology and Masters in Biotechnology from the All India Institute of Medical Sciences, New Delhi, India. The Board believes the Dr. Mohindru’s years of biopharmaceutical industry leadership as well as Wall Street experience provides her with the qualifications and skills to serve as a director.

Renee P. Tannenbaum, Pharm.D.

Dr. Tannenbaum currently serves as Vice President of Global Partnering at Halozyme, Inc., where she is responsible for leading the team that executes business development activities and the company’s alliances through partnerships and collaborations. Dr. Tannenbaum was previously Head of Global Customer Excellence at AbbVie from October 2012 to January 2016, where she was responsible for building commercial capabilities for the organization. Previously, Dr. Tannenbaum served as President of Myrtle Potter & Company, LLC, a global life sciences consulting and advisory firm from April 2011 to October 2012 and Executive Vice President and Chief Commercial Officer at Elan Pharmaceuticals, Inc., from May 2009 to January 2011, where she was responsible for revenue generation for Elan’s marketed products, preparing for the commercialization of the company’s pipeline, including its Alzheimer’s portfolio, and strengthening the company’s overall commercial capabilities. Prior to her role at Elan, Dr. Tannenbaum was at Novartis Pharma AG for three years, where she led the Global Commercial Operations organization. Prior to that, Dr. Tannenbaum spent nine years at Bristol Myers Squibb and 16 years at Merck and Company, Inc. where she held a variety of leadership positions in operations and general management. Dr. Tannenbaum has served as a director of Zogenix, Inc. since February 2015. Dr. Tannenbaum served as a director to Nordic Nanovector ASA, a publicly-traded company in Norway, and Cipher Pharmaceuticals, Inc. a Canadian publicly-traded company, from April to August 2016, Sharps Compliance Inc. from November 2012 to November 2014 and Immune Pharmaceuticals, Inc., a publicly-traded company, from August 2011 to October 2012. Dr. Tannenbaum retains a faculty position at the University of the Sciences’ Mayes College of Healthcare Business and Policy and serves as the Dean’s Professor. Dr. Tannenbaum received her Doctor of

Pharmacy degree from the Philadelphia College of Pharmacy and Sciences, her MBA from Temple University, and her Bachelor of Science degree in Pharmacy from the University of Connecticut. The Board believes that Dr. Tannenbaum’s extensive experience in the biopharmaceutical industry, including providing strong executive leadership to numerous biopharmaceutical companies provides her with the qualifications and skills to serve as a director.

Board Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD SET FORTH IN THIS PROPOSAL 1.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Principal Executive Officer and our other highest paid executive officer whose total annual salary and bonus exceeded $100,000 (collectively, the “named executive officers”) for fiscal year 2020.

Name and Principal Position	Year	Salary ($)	Severance ($)	Non-Equity Incentive Plan Compensation ($)(1)	Option Awards ($) (2)	Total ($)
Thomas H. Adams, Executive Chairman(3)	2020	475,304	300,000	226,964	372,920	1,375,188
	2019	491,132	—	244,625	568,877	1,304,634
Mark Erlander, CEO	2020	444,764	—	229,559	476,380	1,150,703
	2019	398,729	—	198,600	255,622	852,951
Vicki Kelemen, COO(4)	2020	322,576	—	157,500	269,543	749,619

(1)The amounts in this column relate to bonuses earned by the Named Executive Officers in 2020 and 2019.

(2)Amounts shown in this column do not reflect dollar amounts actually received by our named executive officers. Instead, these amounts represent the aggregate grant date fair value of stock option awards determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The valuation assumptions used in determining 2020 and 2019 amounts are described in Note 6 to our financial statements included in our Annual Reports on Form 10-K for the fiscal years ended December 31, 2020 and 2019. Our named executive officers will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options on the date the options are exercised.

(3)Dr. Adams resigned as Executive Chairman during December 2020.

(4)Ms. Kelemen was promoted to Chief Operating Officer during Fiscal Year 2020.

Narrative to Summary Compensation Table at 2020 Fiscal Year End

2020 Salaries

Our executive officers each receive a base salary for their services provided to our Company. The base salary payable to each executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.

2020 Bonus

Annually management submits corporate goals for approval to the Compensation Committee. We maintain an annual performance-based cash bonus program in which each of our executive officers participated in 2020. The cash target bonus is based on achievement of corporate goals, and is subject to approval from the Compensation Committee prior to payment. Each executive officer’s target bonus is calculated as a percentage of base salary. The 2020 annual bonuses for Dr. Adams, Dr. Erlander, and Ms. Kelemen were targeted at 50%, 50%, and 45%, respectively, of their base salaries.

Our board of directors reviewed and approved the achievement of all of our 2020 corporate goals. Based on this level of achievement, our executive officers were paid their target bonus amounts.

2020 Equity Awards

From time to time, at the discretion of the Compensation Committee we grant time-based equity awards to our executive officers. We believe that these time-based equity awards are a valuable retention tool and incentivize our executive officers to create long-term shareholder value. During Fiscal year 2020, we granted stock options to our executive officers which vest in equal installments over a three year period, beginning on the anniversary of the grant date.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information for the named executive officers regarding the number of shares subject to both exercisable and unexercisable stock options and RSU's as well as the exercise prices and expiration dates thereof, as of December 31, 2020. Except for the options and RSU's set forth in the table below, no other equity awards were held by any of our named executive officers as of December 31, 2020.

	Option Awards(1)					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)
Thomas H. Adams	4,219	—		216.00	8/5/2021
	98	—		237.60	1/26/2022
	175	—		499.68	2/14/2023
	272	—		447.84	2/25/2024
	223	—		516.96	3/17/2025
	223	—		372.96	1/4/2026
	530	—		51.84	10/4/2027
	755	—		21.60	1/23/2028
	298,230	—		2.48	6/20/2029
	173,145	—		2.60	6/17/2030
Mark Erlander	70	—		204.48	9/13/2022	260	(2)	$4,677
	139	—		350.64	12/10/2022
	2,778	—		506.88	1/28/2023
	1,389	—		398.16	12/11/2023
	2,778	—		236.88	7/16/2024
	834	—		316.08	12/11/2024
	2,084	—		372.96	1/4/2026
	5,348	—		61.20	8/22/2027
	8,642	694	(3)	21.60	1/23/2028
	44,734	89,469	(4)	2.48	6/20/2029
	—	221,241	(5)	2.60	6/17/2030
Vicki Kelemen	556	—		320.40	10/30/2025	70	(6)	$1,259
	70	—		372.96	1/4/2026
	2,084	—		61.20	8/22/2027
	3,116	324	(7)	21.60	1/23/2028
	—	70,641	(8)	2.48	6/20/2029
	—	125,049	(9)	2.60	6/17/2030

(1)For each executive officer, the shares listed in this table are subject to a single stock option award carrying the varying exercise prices as set forth herein. The option awards remain exercisable until they expire ten years from the date of grant, subject to earlier expiration following termination of employment.
(2)260 RSU's vested on January 2, 2021.
(3)694 Stock Options vested on January 23, 2021.
(4)44,734 and 44,735 Stock Options will vest on June 20, 2021 and June 20, 2022, respectively.
(5)73,747 will vest per year on June 17, 2021, 2022 and 2023.
(6)70 RSU's vested on January 2, 2021.
(7)324 Stock Options vested on January 23, 2021.
(8)35,321 and 35,320 Stock Options will vest on June 20, 2021 and June 20, 2022, respectively.
(9)41,683 will vest per year on June 17, 2021, 2022 and 2023.

Director Compensation

Under our non-employee director compensation policy, a new non-employee director receives an initial grant of options to purchase a number of shares of common stock equal to 0.1% of our shares of common stock issued and outstanding as of the date of grant (subject to adjustment for recapitalizations, stock split, stock dividends and the like). In addition, each non-employee director receives the following annual compensation for his or her service:

		Committee membership
	Annual retainer non-employee board member	Audit	Compensation	Corporate Governance/Nominating
Chair	$40,000	$16,000	$10,000	$8,000
Member	$65,000	$8,000	$6,000	$4,000

In addition, each non-employee director receives an annual equity grant of options to purchase a number of shares of common stock equal to 0.15% of shares of our common stock issued and outstanding as of the date of grant (subject to adjustment for recapitalizations, stock split, stock dividends and the like), all of which vest on the one year anniversary of the date of grant.

The following table sets forth summary information concerning the total compensation paid to our non-employee directors in 2020 for services to our company.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
James O. Armitage(2)	37,561	70,630	108,191
John Brancaccio(3)	72,783	61,370	134,153
Athena Countouriotis(4)	4,133	—	4,133
Gary S. Jacob(5)	63,058	61,370	124,428
Rodney S. Markin(6)	71,711	61,370	133,081
Gary W. Pace(7)	38,633	70,630	109,263
Lâle White(8)	39,706	70,630	110,336

(1)Amounts shown in this column do not reflect dollar amounts actually received by our non-employee directors. Instead, these amounts represent the aggregate grant date fair value of stock option awards determined in accordance with FASB ASC Topic 718. The valuation assumptions used in determining 2020 amounts are described in Note 6 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. Our non-employee directors will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options on the date the options are exercised.

(2)As of December 31, 2020, 40,744 stock options were outstanding, of which 0 were exercisable.

(3)As of December 31, 2020, 76,517 stock options were outstanding, of which 47,659 were exercisable.

(4)As of December 31, 2020, 1,109 stock options were outstanding, of which 1,109 were exercisable. Dr. Countouriotis resigned from the Board on January 24, 2020.

(5)As of December 31, 2020, 76,106 stock options were outstanding, of which 47,248 were exercisable.

(6) As of December 31, 2020, 75,827 stock options were outstanding, of which 46,969 were exercisable.

(7)As of December 31, 2020, 40,774 stock options were outstanding, of which 0 were exercisable.

(8)As of December 31, 2020, 40,774 stock options were outstanding, of which 0 were exercisable.

Employment Agreements

Mark Erlander Employment Agreement

On February 22, 2021, we entered into an amended and restated employment agreement with Dr. Erlander (the “Erlander Employment Agreement”). The term of the Erlander Employment Agreement commenced on February 22, 2021 and will continue until February 21, 2024, following which time the Erlander Employment Agreement will be automatically renewed for successive one year periods at the end of each term, unless either party delivers written notice to the other party of their intent to not renew the agreement. Pursuant to the Erlander Employment Agreement, Dr. Erlander’s base compensation, is $533,000 per year. Dr. Erlander is eligible to receive a cash bonus of up to 50% of his base salary per year based on meeting certain performance objectives and bonus criteria.

If Dr. Erlander’s employment is terminated by us for cause or as a result of Dr. Erlander’s death or permanent disability, or if Dr. Erlander terminates his employment agreement voluntarily, Dr. Erlander will be entitled to receive a lump sum equal to (i) any portion of unpaid base compensation then due for periods prior to termination, (ii) any bonus earned but not yet paid through the date of his termination, and (iii) all business expenses reasonably and necessarily incurred by Dr. Erlander prior to the date of termination. If Dr. Erlander’s employment is terminated by us without cause or by Dr. Erlander for good reason, Dr. Erlander will be entitled to receive the amounts due upon termination of his employment by us for cause or as a result of his death or permanent disability, or upon termination by Dr. Erlander of his employment voluntarily, in addition to (provided that Dr. Erlander executes a written release with respect to certain matters) a severance payment equal to his base compensation for 12 months from the date of termination and the bonus and any benefits that Dr. Erlander would be eligible for during such 12 month period. In addition, if Dr. Erlander’s employment is terminated: (a) by us without cause within 12 months prior to a change of control (as defined in the Erlander Employment Agreement) that was pending during such 12 month period, (b) by Dr. Erlander for good reason within 12 months after a change of control, or (c) by us without cause at any time upon or within 12 months after a change of control, Dr. Erlander will be entitled to receive the amounts due upon termination of his employment by us for cause or as a result of his death or permanent disability, or upon termination by Dr. Erlander of his employment voluntarily, in addition to the severance payments due if Dr. Erlander’s employment is terminated by us without cause or by Dr. Erlander for good reason, and all of Dr. Erlander’s unvested stock options and other equity awards would immediately vest and become fully exercisable (x) in the event a change of control transaction is pending, for a period of six months following the date of termination, and (y) in the event a change of control transaction is not then pending, for the period of time set forth in the applicable agreement evidencing the award.

Vicki Kelemen Employment Agreement

On February 22, 2021, we entered into an employment agreement with Ms. Kelemen (the “Kelemen Employment Agreement”). The term of the Kelemen Employment Agreement commenced on February 22, 2021 and will continue until February 21, 2024, following which time the Kelemen Employment Agreement will be automatically renewed for successive one year periods at the end of each term, unless either party delivers written notice to the other party of their intent to not renew the agreement. Pursuant to the Kelemen Employment Agreement, Ms. Kelemen’s base compensation is $360,000 per year. Ms. Kelemen is eligible to receive a cash bonus of up to 45% of her base salary per year based on meeting certain performance objectives and bonus criteria.

If Ms. Kelemen’s employment is terminated by us for cause or as a result of Ms. Kelemen’s death or permanent disability, or if Ms. Kelemen terminates her employment agreement voluntarily, Ms. Kelemen will be entitled to receive a lump sum equal to (i) any portion of unpaid base compensation then due for periods prior to termination, (ii) any bonus earned but not yet paid through the date of her termination, and (iii) all business expenses reasonably and necessarily incurred by Ms. Kelemen prior to the date of termination. If Ms. Kelemen’s employment is terminated by us without cause or by Ms. Kelemen for good reason, Ms. Kelemen will be entitled to receive the amounts due upon termination of her employment by us for cause or as a result of her death or permanent disability, or upon termination by Ms. Kelemen of her employment voluntarily, in addition to (provided that Ms. Kelemen executes a written release with respect to certain matters) a severance payment equal to her base compensation for 12 months from the date of termination and the bonus and any benefits that Ms. Kelemen would be eligible for during such 12 month period. In addition, if Ms. Kelemen’s employment is terminated: (a) by us without cause within 12 months prior to a change of control (as defined in the Kelemen Employment Agreement) that was pending during such 12 month period, (b) by Ms. Kelemen for good reason within 12 months after a change of control, or (c) by us without cause at any time upon or within 12 months after a change of control, Ms. Kelemen will be entitled to receive the amounts due upon termination of her employment by us for cause or as a result of her death or permanent disability, or upon termination by Ms. Kelemen of her employment voluntarily, in addition to the severance payments due if Ms. Kelemen’s employment is terminated by us without cause or by Ms. Kelemen for good reason, and all of Ms. Kelemen’s unvested stock options and other equity awards would immediately vest and become fully exercisable (x) in the event a change of control transaction is pending, for a period of six months following the date of termination, and (y) in the event a change of control transaction is not then pending, for the period of time set forth in the applicable agreement evidencing the award.

Potential Payments Upon Termination or Change In Control

Other than the provisions of the executive severance benefits to which our named executive officers would be entitled to at December 31, 2020 as set forth above, we have no liabilities under termination or change in control conditions. We do not have a formal policy to determine executive severance benefits. Each executive severance arrangement is negotiated on an individual basis.

The table below estimates the current value of amounts payable to our named executive officer in the event that a termination of employment occurred on December 31, 2020. The closing price of our common stock, as reported on The Nasdaq Capital Market, was $17.99 on December 31, 2020. The following table excludes certain benefits, such as accrued vacation, that are available to all employees generally. The actual amount of payments and benefits that would be provided can only be determined at the time of a change in control and/or the named executive officer’s qualifying separation from our Company. The table is merely an illustrative example of the impact of a hypothetical termination of employment or change in control and qualifying termination. The amounts that would actually be paid upon a termination of employment can only be determined at the time of such termination, based on the fact and circumstances then prevailing.

Mark Erlander

	Termination
	By Cardiff Oncology Without Cause Outside a Change In Control	By Cardiff Oncology Without Cause or by Dr. Erlander for Good Reason in Connection with a Change In Control(1)
Value of Equity Securities Accelerated	$—	$5,236,291
Cash Payments	461,061	461,061
Total Cash Benefits and Payments	$461,061	$5,697,352

(1)Relates to the termination of the Erlander Employment Agreement: (a) by us without cause within 12 months prior to a change of control that was pending during such 12 month period, (b) by Dr. Erlander for good reason within 12 months after a change of control, or (c) by us without cause at any time upon or within 12 months after a change of control.

Vicki Kelemen

	Termination
	By Cardiff Oncology Without Cause Outside a Change In Control	By Cardiff Oncology Without Cause or by Ms. Kelemen for Good Reason in Connection with a Change In Control(1)
Value of Equity Securities Accelerated	$—	$3,292,303
Cash Payments	275,680	275,680
Total Cash Benefits and Payments	$275,680	$3,567,983

(1)Relates to the termination of the Kelemen Employment Agreement: (a) by us without cause within 12 months prior to a change of control that was pending during such 12 month period, (b) by Ms. Kelemen for good reason within 12 months after a change of control, or (c) by us without cause at any time upon or within 12 months after a change of control.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of April 21, 2021 by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) each of our named executive officers, and (iv) all of our directors and executive officers as a group. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage (2)
Executive officers and directors(1):
Thomas H. Adams, Ph.D.	496,745	(3)	1.3
Dr. James O. Armitage	43,320	(4)	*
John Brancaccio	88,777	(5)	*
Mark Erlander, Ph.D.	202,452	(6)	*
Gary S. Jacob, Ph.D.	98,028	(7)	*
Vicki Kelemen	89,207	(8)	*
Dr. Rodney S. Markin, M.D., Ph.D.	106,887	(9)	*
Gary W. Pace, Ph.D.	497,641	(10)	1.3
Lâle White	102,760	(11)	*
All Officers and Directors as a Group (9 persons)	1,725,817		4.6
5% Stockholders:
Caxton Corporation	3,098,447	(12)	8.3
State Street Corporation	2,548,772	(13)	6.8
Aviditiy Partners Management	2,153,600	(14)	5.7
Janus Henderson Group	2,137,671	(15)	5.7
Corriente Advisors	2,000,000	(16)	5.3

*less than 1%

(1)The address of each person is c/o Cardiff Oncology, Inc., 11055 Flintkote Avenue, San Diego, CA 92121 unless otherwise indicated herein.

(2)The calculation in this column is based upon 37,552,129 shares of common stock outstanding on April 21, 2021. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the subject securities. Shares of common stock that are currently exercisable or exercisable within 60 days of April 21, 2021 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage beneficial ownership of such person, but are not treated as outstanding for the purpose of computing the percentage beneficial ownership of any other person.

(3)Includes 477,870 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days after April 21, 2021.

(4)Includes 32,830 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days after April 21, 2021.

(5)Includes 76,517 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days after April 21, 2021.

(6)Includes 187,971 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days after April 21, 2021.

(7)Includes 76,106 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days after April 21, 2021.

(8)Includes 83,154 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days after April 21, 2021.

(9)Includes 75,827 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days after April 21, 2021. Dr. Markin has direct ownership of 7,181 shares of common stock, and indirect ownership of 23,879 shares of Common Stock through Prairie Ventures LLC.

(10)Includes 32,830 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days after April 21, 2021.

(11)Includes 32,830 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days after April 21, 2021.

(12)Based on a Schedule 13G filed with the SEC on February 16, 2021, reporting beneficial ownership as of December 31, 2020. Each of Caxton Corporation, CDK Associates, L.L.C., and Bruce S. Kovner have shared voting and dispositive power with respect to these shares. The address for these entities is 731 Alexander Road, Building 2, Suite 500, Princeton, New Jersey 08540.

(13)Based on a Schedule 13G filed with the SEC on February 11, 2021, reporting beneficial ownership as of December 31, 2020. Each of State Street Corporation and SSGA Funds Management, Inc., have shared voting and dispositive power with respect to these shares. The address these entities is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

(14)Based on a Schedule 13G filed with the SEC on February 2, 2021, reporting beneficial ownership as of January 29, 2021. Each of Avidity Partners Management LP, Avidity Partners Management (GP) LLC, Avidity Capital Partners Fund (GP) LP, Avidity Capital Partners (GP) LLC, Avidity Master Fund LP, David Witzke, and Michael Gregory have shared voting and dispositive power with respect to these shares. The address for these entities is 2828 N Harwood Street, Suite 1220 Dallas, Texas 75201.
(15)Based on a Schedule 13G filed with the SEC on February 12, 2021, reporting beneficial ownership as of December 31, 2020. Janus Henderson has an indirect 97% ownership stake in Intech Investment Management LLC ("Intech") and a 100% ownership stake in Janus Capital Management LLC ("JCM"), Perkins Investment Management LLC ("Perkins"), Henderson Global Investors Limited ("HGIL") and Janus Henderson Investors Australia Institutional Funds Management Limited ("JHIAIFML"), (each an "Asset Manager" and collectively as the "Asset Managers"). Due to the above ownership structure, holdings for the Asset Managers are aggregated for purposes of this filing. Each Asset Manager is an investment adviser registered or authorized in its relevant jurisdiction and each furnishing investment advice to various fund, individual and/or institutional clients (collectively referred to herein as "Managed Portfolios"). These entities have shared voting and dispositive power with respect to these shares. The address for these entities is Janus Henderson Group plc 201 Bishopsgate, EC2M 3AE, United Kingdom.

(16) Based on a Schedule 13G filed with the SEC on February 16, 2021, reporting beneficial ownership as of December 31, 2020. Each of Corriente Advisors, LLC, Corriente Master Fund II, LP and Mark L. Hart III have shared voting and dispositive power with respect to these shares. The address these entities is 1401 Foch St, Suite 100, Fort Worth, TX 76107.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING
DECEMBER 31, 2021

The Board has appointed BDO USA, LLP (“BDO”) to serve as our independent registered public accounting firm for the year ending December 31, 2021. BDO has acted as our principal accountant since April 5, 2007 and served as our independent registered public accounting firm for the fiscal year ended December 31, 2020.

A representative of BDO is expected to be present via telephone conference at the Annual Meeting. He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with Cardiff Oncology. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of Cardiff Oncology's accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

It is the responsibility of our management to determine that our financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles. It is the responsibility of our independent registered public accounting firm to conduct the audit of our financial statements and disclosures. In giving its recommendation to the Board that our audited financial statements for the year ended December 31, 2020 be included in our Annual Report on Form 10-K for the year ended December 31, 2020, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles in the United States; and (2) the report of our independent registered public accounting firm with respect to such financial statements.

Principal Accountant Fees and Services

The aggregate fees billed to us by BDO, our independent registered public accounting firm, for the indicated services for each of the last two fiscal years were as follows:

	2020	2019
Audit fees (1)	$342,424	$339,507
Tax fees (2)	12,226	17,925
	$354,650	$357,432

(1)Audit fees consist of fees for professional services performed by BDO for the audit and review of our financial statements, preparation and filing of our registration statements, including issuance of comfort letters.

(2)Tax fees consist of fees for professional services performed by BDO with respect to tax compliance.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our independent registered public accounting firm.

Vote Required

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, we are submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders. If the appointment is not ratified, the Board will reconsider whether or not to retain BDO.

The affirmative vote of a majority of the shares (by voting power) present in person at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required to approve the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

AUDIT COMMITTEE REPORT

    The following Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Nasdaq Listing Rule 5605(a)(2)). The Audit Committee operates under a written charter, which is available on our website at http://cardiffoncology.com/ under “Corporate Governance.”

We have reviewed and discussed with management and the Company’s auditors, the Company’s audited financial statements as of and for the fiscal year ended December 31, 2020.

We have discussed with BDO USA, LLP, the Company’s independent registered public accounting firm, the matters as required to be discussed by the Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301 (Communications with Audit Committees).

We have received the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the PCAOB regarding BDO USA, LLP’s communications with the Audit Committee concerning independence, and have discussed with BDO USA, LLP, their independence from management and the Company.

Based on the review and discussions referred to above, we recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee
John Brancaccio, Chairman
Dr. Rodney S. Markin
Lâle White

PROPOSAL 3

APPROVAL OF THE CARDIFF ONCOLOGY 2021 OMNIBUS EQUITY PLAN

Reasons for Adoption of the 2021 Equity Incentive Plan

On April 23, 2021, the Company’s Board of Directors adopted the Cardiff Oncology, Inc. 2021 Omnibus Equity Incentive Plan (the “2021 Plan”), an omnibus equity incentive plan pursuant to which the Company may grant equity and cash and equity-linked awards to certain management, directors, consultants and others, subject to obtaining stockholder approval thereof. The Company’s Board of Directors recommends adoption of the 2021 Plan in order to promote the success of the Company by providing a means to offer incentives and to attract, motivate, retain and reward persons eligible to participate in the 2021 Plan. Accordingly, the Board of Directors voted unanimously to adopt the 2021 Plan.

The 2021 Plan is intended to replace our 2014 Option Plan, as amended.

Shares Available

The maximum number of shares of common stock reserved and available for issuance under the 2021 Plan will be equal to the sum of (i) 3,510,000 shares of common stock; (ii) the number of shares of common stock reserved, but unissued under the 2014 Plan, and (iii) the number of shares of common stock underlying forfeited awards under the 2014 Plan; provided that shares of common stock issued under the 2021 Plan with respect to an Exempt Award will not count against the share limit. We use the term “Exempt Award” to mean (i) an award granted in assumption of, or in substitution for, outstanding awards previously granted by another business entity acquired by us or any of our subsidiaries or with which we or any of our subsidiaries merge, or (ii) an award that a participant purchases at fair market value.

Administration

The 2021 Plan is administered by the Board or by one or more committees of directors appointed by the Board (the “Administrator”). The Board may delegate different levels of authority to different committees with administrative and grant authority under the 2021 Plan. Any committee delegated administrative authority under the 2021 Plan may further delegate its authority under the Plan to another committee of directors, and any such delegate shall be deemed to be an Administrator of the 2021 Plan. The Administrator comprised solely of directors may also delegate, to the extent permitted by Section 157 of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Company, its powers under this Plan (a) to designate Eligible Persons who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. It is anticipated that the Administrator (either generally or with respect to specific transactions) will be constituted so as to comply, as necessary or desirable, with the requirements of Section 162(m) of Internal Revenue Code of 1986, as amended (the “Code”), and Rule 16b-3 promulgated under the Exchange Act.

Eligibility

Awards may be granted pursuant to the 2021 Plan only to persons who are eligible persons. Under the 2021 Plan, “Eligible Person” means any person who is either: (a) an officer (whether or not a director) or employee of the Company or one of its subsidiaries; (b) a director of the Company or one of its subsidiaries; or (c) a consultant who renders bona fide services to the Company or one of its subsidiaries; provided, however, that Incentive Stock Options (“ISOs”) may be granted only to employees.

Awards

The 2021 Plan permits the grant of: (a) stock options, which may be intended as ISOs or as nonqualified stock options (options not meeting the requirements to qualify as ISOs); (b) stock appreciation rights (“SARs”); (c) restricted stock; (d) restricted stock units; (e) cash incentive awards; or (f) other awards, including: (i) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the common stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (ii) any similar securities with a value derived from the value of or related to the common stock and/or returns thereon.

Consideration for Awards

The purchase price for any award granted under the 2021 Plan or the common stock to be delivered pursuant to any such award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

•services rendered by the recipient of such award;
•cash, check payable to the order of the Company, or electronic funds transfer;
•notice and third party payment in such manner as may be authorized by the Administrator;
•the delivery of previously owned and fully vested shares of common stock;
•by a reduction in the number of shares otherwise deliverable pursuant to the award; or
•subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of the 2021 Plan transactions is based upon federal income tax laws in effect as of April 21, 2021. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Nonqualified Stock Options. The grant of a nonqualified stock option under the 2021 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of Common Stock at the time of exercise over the option exercise price. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the sales proceeds received and whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any subsequent capital gain.

Incentive Options. The grant of an ISO under the 2021 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she will recognize ordinary compensation income in the year of the disposition. The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Such amount is not subject to withholding for federal income and employment tax purposes, even if the participant is an employee of the Company. Any gain in excess of the amount taxed as ordinary income will generally be treated as a short-term capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

The “spread” under an ISO — i.e., the difference between the fair market value of the shares at exercise and the exercise price — is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the alternative minimum tax liability.

Restricted Stock. Restricted stock is generally taxable to the participant as ordinary compensation income on the date that the restrictions lapse (i.e. the date that the stock vests), in an amount equal to the excess of the fair market value of the shares on such date over the amount paid for such stock (if any). If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss treatment depending on the sales price and how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any subsequent gain.

Participants receiving restricted stock awards may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the excess of the fair market value on the date of the issuance of the stock over the amount paid for such stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long-term or short-term capital gain or loss to the recipient. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued.

Other Awards. Other awards (such as restricted stock units) are generally treated as ordinary compensation income as and when common stock or cash are paid to the participant upon vesting or settlement of such awards. If the participant is an employee, this income is subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

Section 162(m) Limitation. In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. Prior to the Tax Cuts and Jobs Act of 2017 (the “TCJA”), covered employees generally consisted of our Chief Executive Officer and each of the next three highest compensated officers serving at the end of the taxable year other than our Chief Financial Officer, and compensation that qualified as “performance-based” under Section 162(m) was exempt from this $1 million deduction limitation. As part of the TCJA, the ability to rely on this exemption was, with certain limited exceptions, eliminated; in addition, the definition of covered employees was expanded to generally include all named executive officers. Certain awards under the 2014 Plan granted prior to November 2, 2017 may be grandfathered from the changes made by the TCJA under certain limited transition relief, however, for grants after that date and any grants which are not grandfathered, we will no longer be able to take a deduction for any compensation in excess of $1 million that is paid to a covered employee. There is no guarantee that we will be able to take a deduction for any compensation in excess of $1 million that is paid to a covered employee under the 2014 Plan.

New Plan Benefits

All awards under the 2021 Plan are made at the discretion of the Administrator. Therefore, the benefits and amounts that will be received or allocated under the 2021 Plan to the named executive officers, the executive officers as a group, and all employees who are not executive offices as a group are not determinable at this time.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes information about our equity compensation plans as of December 31, 2020.

	Number of Shares of Common Stock to be Issued upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Options Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Stockholders	1,860,507	$7.43	260,446

1.Total excludes 491 non-vested restricted stock units.

Vote Required

The affirmative vote of a majority of the shares (by voting power) present in person at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required to approve the 2021 Plan.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPANY’S 2021 PLAN.

TRANSACTIONS WITH RELATED PERSONS

The following is a description of transactions or series of transactions since January 1, 2020, or any currently proposed transaction, to which we were or are to be a participant and in which the amount involved in the transaction or series of transactions exceeds $120,000, and in which any of our directors, executive officers or persons who we know hold more than five percent of any class of our capital stock, including their immediate family members, had or will have a direct or indirect material interest, other than compensation arrangements with our directors and executive officers.

In November 2018, we entered into a Material Transfer Agreement (“MTA”) with Leucadia Life Sciences (“Leucadia”) pursuant to which Leucadia will develop a PCR-based assay for onvansertib for Acute Myeloid Leukemia (“AML”). One of our Directors, Dr. Thomas Adams, is a principal stockholder of Leucadia. In connection with the MTA, we entered into a consulting agreement with Tommy Adams, Co-Founder & Chief Operating Officer of Leucadia, who is the son of Dr. Adams. During the years ended December 31, 2020 and 2019, we incurred and recorded approximately $1,083,000 and $1,005,000, respectively, of research and development expenses for services performed by Leucadia and Tommy Adams. The assay was completed in December 2020.

In May 2020, we entered into a Securities Purchase Agreement with Gary W. Pace, one of our directors. Dr. Pace purchased 447,761 shares of our common stock at $1.34 per share for an aggregate purchase price of $600,000.

We have entered into indemnification agreements with our directors and executive officers under which we agreed to indemnify those individuals under the circumstances and to the extent provided for in the agreements, for expenses, damages, judgments, fines, settlements and any other amounts they may be required to pay in actions, suits or proceedings which they are or may be made a party or threatened to be made a party by reason of their position as a director, officer or other agent of ours, and otherwise to the fullest extent permitted under Delaware law and our By-Laws. We also have an insurance policy covering our directors and executive officers with respect to certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or otherwise.

Our board has adopted a written related party transaction policy to set forth the policies and procedures for the review, approval and ratification of related party transactions. This policy covers any financial transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which we are or are to be a participant, since the beginning of our last completed fiscal year, and a related party has or will have a direct or indirect material interest. A related party is any individual who is, or who has been since the beginning of our last fiscal year, an executive officer, director or nominee for election as a director, or any person known to be the record or beneficial owner of more than 5% of any class of our voting securities, any immediate family member of any of the foregoing persons or any entity which is owned or controlled by any of the foregoing persons, or any entity in which one of the foregoing persons has a substantial ownership interest in or control over such entity. Transactions involving the employment or compensation of our executive officers or compensation to our directors, transactions with another company at which a related party’s only relationship is as a director and/or beneficial owner of less than 10% of such company’s equity interests, transactions in which all of our stockholders receive proportional benefits, certain regulated transactions and certain banking-related services are not considered related-person transactions under this policy. Under our Audit Committee Charter and our related party transaction policy, our Audit Committee is responsible for reviewing and approving in advance any related party transaction. In connection with its review of a related party transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the related party transaction.

OTHER MATTERS

Cardiff Oncology has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment or postponement thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mailings, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities. We have engaged Kingsdale Advisors to assist in the solicitation of proxies. We will pay a fee of $12,500 plus reasonable out-of-pocket charges.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, Cardiff Oncology will cancel your previously submitted proxy.

ADDITIONAL INFORMATION

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Availability Notice or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A Notice or proxy materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice or proxy materials, please notify your broker or call our Secretary at (858) 952-7570, or submit a request in writing to our Secretary, c/o Cardiff Oncology, Inc., 11055 Flintkote Avenue, San Diego, CA 92121. Stockholders who currently receive multiple copies of the Notice or proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice or proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.

Annual Reports and Form 10-K

Additional copies of Cardiff Oncology’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 may be obtained without charge by writing to the Secretary, Cardiff Oncology, Inc., 11055 Flintkote Avenue, San Diego, CA 92121.

By Order of the Board of Directors

/s/ Dr. Rodney S. Markin MD, Ph.D.
Dr. Rodney S. Markin MD, Ph.D.
Chairman of the Board of Directors
April 28, 2021

Directions to the Annual Meeting of Stockholders of Cardiff Oncology, Inc.

Cardiff Oncology, Inc.
11055 Flintkote Avenue
San Diego, CA 92121

From the North (Los Angeles/Orange County/Carlsbad)
Take 5 Fwy South. Take CARMEL MOUNTAIN ROAD exit.
Turn Left on CARMEL MOUNTAIN ROAD—go 0.3 miles
Turn Right on VISTA SORRENTO PARKWAY—go 1.4 miles
Turn Right on SORRENTO VALLEY BOULEVARD —go 0.2 miles
Turn Right on ROSELLE STREET —go 0.3 miles
Turn Left on DUNHILL STREET — go 0.2 miles
Arrive at 11055 FLINTKOTE AVENUE, on the RIGHT

From the South (La Jolla/San Diego International Airport Airport/Chula Vista)
Take 5 Fwy North. Take SORRENTO VALLEY ROAD exit.
Turn Left on ROSELLE STREET —go 0.3 miles
Turn Left on DUNHILL STREET — go 0.2 miles
Arrive at 11055 FLINTKOTE AVENUE, on the RIGHT

APPENDIX A

CARDIFF ONCOLOGY, INC.
2021 OMNIBUS EQUITY INCENTIVE PLAN

Section 1.Purpose of Plan.
The name of the Plan is the Cardiff Oncology, Inc. 2021 Omnibus Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (i) provide an additional incentive to selected employees, directors, and independent contractors of the Company or its Affiliates whose contributions are essential to the growth and success of the Company, (ii) strengthen the commitment of such individuals to the Company and its Affiliates, (iii) motivate those individuals to faithfully and diligently perform their responsibilities and (iv) attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish these purposes, the Plan provides that the Company may grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or any combination of the foregoing.
Section 2.Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
(a)“Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.
(b)“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified as of any date of determination.
(c)“Applicable Laws” means the applicable requirements under U.S. federal and state corporate laws, U.S. federal and state securities laws, including the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan, as are in effect from time to time.
(d)“Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Other Stock-Based Award granted under the Plan.
(e)“Award Agreement” means any written notice, agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.
(f)“Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.
(g)“Board” means the Board of Directors of the Company.
(h)“Bylaws” mean the bylaws of the Company, as may be amended and/or restated from time to time.
(i)“Cause” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Cause,” then “Cause” means a Participant’s (i) conviction of a felony or a crime involving fraud or moral turpitude; (ii) theft, material act of dishonesty or fraud, intentional falsification of any employment or Company records, or commission of any criminal act which impairs Participant’s ability to perform appropriate employment duties for the Company; (iii) intentional or reckless conduct or gross negligence materially harmful to the Company or the successor to the Company after a Change in Control, including violation of a non-competition or confidentiality agreement; (iv) willful failure to follow lawful instructions of the person or body to which Participant reports; or (v) gross negligence or willful misconduct in the performance of Participant’s assigned duties. Cause shall not include mere unsatisfactory performance in the achievement of a Participant’s job objectives. Any voluntary termination of employment or service by the Participant in anticipation of an involuntary termination of the Participant’s employment or service, as applicable, for Cause shall be deemed to be a termination for Cause.
(j)“Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock or other property), stock split, reverse stock split, share subdivision or consolidation, (iii) combination or exchange of shares or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 5 hereof is appropriate.
(k)“Change in Control” means the first occurrence of an event set forth in any one of the following paragraphs following the Effective Date:
(1)any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person which were acquired directly from the Company or any Affiliate thereof) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or
(2)the date on which individuals who constitute the Board as of the Effective Date and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the number of directors serving on the Board; or

(3)there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (i) a merger or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, fifty percent (50%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a Subsidiary, the ultimate parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

(4)the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to any Award that constitutes deferred compensation under Section 409A of the Code only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code. For purposes of this definition of Change in Control, the term “Person” shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company.
(l)“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.
(m)“Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the Common Stock is traded.
(n)“Common Stock” means the common stock of the Company, par value $0.0001.
(o)“Company” means Cardiff Oncology, Inc., a Delaware corporation (or any successor company, except as the term “Company” is used in the definition of “Change in Control” above).
(p)“Disability” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Disability,” then “Disability” means that a Participant, as determined by the Administrator in its sole discretion, (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an Affiliate thereof.
(q)“Effective Date” has the meaning set forth in Section 17 hereof.
(r)“Eligible Recipient” means an employee, director or independent contractor of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Stock Appreciation Right means an employee, non-employee director or independent contractor of the Company or any Affiliate of the Company with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code.
(s)“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(t)“Exempt Award” shall mean the following:
Section 1.An Award granted in assumption of, or in substitution for, outstanding awards previously granted by a corporation or other entity acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines by merger or otherwise. The terms and conditions of any such Awards may vary from the terms and conditions set forth in the Plan to the extent the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.
Section 2.An award that an Eligible Recipient purchases at Fair Market Value (including awards that an Eligible Recipient elects to receive in lieu of fully vested compensation that is otherwise due) whether or not the Shares are delivered immediately or on a deferred basis.

(u)“Exercise Price” means, (i) with respect to any Option, the per share price at which a holder of such Option may purchase Shares issuable upon exercise of such Award, and (ii) with respect to a Stock Appreciation Right, the base price per share of such Stock Appreciation Right.
(v)“Fair Market Value” of a share of Common Stock or another security as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, that, (i) if the Common Stock or other security is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date, or if no shares were traded on such date, on the last preceding date for which there was a sale of a share of Common Stock on such exchange, or (ii) if the Common Stock or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share in such over-the-counter market for the last preceding date on which there was a sale of such share in such market.
(w)“Free Standing Rights” has the meaning set forth in Section 8.
(x)“Good Reason” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Good Reason,” “Good Reason” and any provision of this Plan that refers to “Good Reason” shall not be applicable to such Participant.
(y)“Grandfathered Arrangement” means an Award which is provided pursuant to a written binding contract in effect on November 2, 2017, and which was not modified in any material respect on or after November 2, 2017, within the meaning of Section 13601(e)(2) of P.L. 115.97, as may be amended from time to time (including any rules and regulations promulgated thereunder).
(z)“Incentive Compensation” means annual cash bonus and any Award.
(aa)“ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.
(bb)“Nonqualified Stock Option” shall mean an Option that is not designated as an ISO.
(cc)“Option” means an option to purchase shares of Common Stock granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”
(dd)“Other Stock-Based Award” means a right or other interest granted pursuant to Section 10 hereof that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock, including, but not limited to, unrestricted Shares, dividend equivalents or performance units, each of which may be subject to the attainment of performance goals or a period of continued provision of service or employment or other terms or conditions as permitted under the Plan.
(ee)“Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 below, to receive grants of Awards, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.
(ff)“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.
(gg)“Plan” means this 2021 Omnibus Equity Incentive Plan.
(hh)“Prior Plan” means the Company’s 2014 Equity Incentive Plan, as in effect immediately prior to the Effective Date.
(ii)“Related Rights” has the meaning set forth in Section 8.
(jj)“Restricted Period” has the meaning set forth in Section 9.
(kk)“Restricted Stock” means a Share granted pursuant to Section 9 below subject to certain restrictions that lapse at the end of a specified period (or periods) of time and/or upon attainment of specified performance objectives.
(ll)“Restricted Stock Unit” means the right granted pursuant to Section 9 hereof to receive a Share at the end of a specified restricted period (or periods) of time and/or upon attainment of specified performance objectives.
(mm)“Rule 16b-3” has the meaning set forth in Section 3.
(nn)“Section 16 Officer” means any officer of the Company whom the Board has determined is subject to the reporting requirements of Section 16 of the Exchange Act, whether or not such individual is a Section 16 Officer at the time the determination to recoup compensation is made.

(oo)“Shares” means Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.
(pp)“Stock Appreciation Right” means a right granted pursuant to Section 8 hereof to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.
(qq)“Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.
(rr)“Transfer” has the meaning set forth in Section 15.
Section 3.Administration.
(a)The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Rule 16b-3 under the Exchange Act (“Rule 16b-3”).
(b)Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:
(1)to select those Eligible Recipients who shall be Participants;
(2)to determine whether and to what extent Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;

(3)to determine the number of Shares to be covered by each Award granted hereunder;

(4)to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Stock or Restricted Stock Units and the conditions under which restrictions applicable to such Restricted Stock or Restricted Stock Units shall lapse, (ii) the performance goals and periods applicable to Awards, (iii) the Exercise Price of each Option and each Stock Appreciation Right or the purchase price of any other Award, (iv) the vesting schedule and terms applicable to each Award; provided, however, that at least ninety-five percent (95%) of the Awards under the Plan shall not vest, in whole or in part, earlier than one (1) year from the date of grant, (v) the number of Shares or amount of cash or other property subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable) any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the payment schedules of such Awards and/or, to the extent specifically permitted under the Plan, accelerating the vesting schedules of such Awards);

(5)to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;

(6)to determine the Fair Market Value in accordance with the terms of the Plan;

(7)to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s service or employment for purposes of Awards granted under the Plan;

(8)to adopt, alter and repeal such administrative rules, regulations, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(9)to construe and interpret the terms and provisions of, and supply or correct omissions in, the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan; and

(10)to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-United States laws or for qualifying for favorable tax treatment under applicable non-United States laws, which rules and regulations may be set forth in an appendix or appendixes to the Plan.

(c)Subject to Section 5, neither the Board nor the Committee shall have the authority to (i) reprice or cancel and regrant any Award at a lower exercise, base or purchase price or cancel any Award with an exercise, base or purchase price in exchange for cash, property or other Awards without first obtaining the approval of the Company’s stockholders; or (ii) accelerate the vesting of any Awards (except pursuant to Section 11).

(d)All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants.
(e)The expenses of administering the Plan shall be borne by the Company and its Affiliates.
(f)If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Articles of Incorporation or Bylaws of the Company, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.
Section 4.Shares Reserved for Issuance Under the Plan.
(a)Subject to Section 5 hereof, the number of shares of Common Stock that are reserved and available for issuance pursuant to Awards granted under the Plan shall be equal to the sum of (i) 3,150,000 shares, plus (ii) the number of shares of Common Stock reserved, but unissued under the Prior Plan; and (iii) the number of shares of Common Stock underlying forfeited awards under the Prior Plan; provided, that, shares of Common Stock issued under the Plan with respect to an Exempt Award shall not count against such share limit. Following the Effective Date, no further awards shall be issued under the Prior Plan, but all awards under the Prior Plan which are outstanding as of the Effective Date (including any Grandfathered Arrangement) shall continue to be governed by the terms, conditions and procedures set forth in the Prior Plan and any applicable Award Agreement.
(b)Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If an Award entitles the Participant to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of Shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for granting Awards under the Plan. Notwithstanding the foregoing, (i) Shares surrendered or withheld as payment of either the Exercise Price of an Award (including Shares otherwise underlying a Stock Appreciation Right that are retained by the Company to account for the Exercise Price of such Stock Appreciation Right) and/or withholding taxes in respect of an Award and (ii) any Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options shall no longer be available for grant under the Plan. In addition, (i) to the extent an Award is denominated in shares of Common Stock, but paid or settled in cash, the number of shares of Common Stock with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) shares of Common Stock underlying Awards that can only be settled in cash shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of Shares shall no longer be available for grant under the Plan.
(c)No more than 3,150,000 Shares shall be issued pursuant to the exercise of ISOs.
(d)Director Compensation Limits. Notwithstanding any provision to the contrary in the Plan, the sum of the grant date Fair Market Value of equity-based Awards (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) plus any cash fees paid by the Company for serving as a non-employee director of the Board during any calendar year shall not exceed $500,000, increased to $750,000 in the calendar year of his or her initial service as a non-employee director.

Section 5.Equitable Adjustments.
In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the Plan pursuant to Section 4, (ii) the kind, number of securities subject to, and the Exercise Price subject to outstanding Options and Stock Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of Shares or other securities or the amount of cash or amount or type of other property subject to outstanding Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted under the Plan; and/or (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the Shares, cash or other property covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any; provided, however, that if the Exercise Price or purchase price of any outstanding Award is equal to or greater than the Fair Market Value of the shares of Common Stock, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant. Further, without limiting the generality of the foregoing, with respect to Awards subject to foreign laws, adjustments made hereunder shall be made in compliance with applicable requirements. Except to the extent determined by the Administrator, any adjustments to ISOs under this Section 5 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.
Section 6.Eligibility.
The Participants in the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals that qualify as Eligible Recipients.
Section 7.Options.
(a)General. Options granted under the Plan shall be designated as Nonqualified Stock Options or ISOs. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Stock Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Stock Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.
(b)Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.
(c)Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, subject to Section 4(d) of the Plan, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate.
(d)Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion.
(e)Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by Applicable Laws or (iv) any combination of the foregoing.
(f)ISOs. The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan. At the discretion of the Administrator, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company.
(1)ISO Grants to 10% Stockholders. Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date of grant.
(2)$100,000 Per Year Limitation For ISOs. To the extent the aggregate Fair Market Value (determined on the date of grant) of the Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.
(3)Disqualifying Dispositions. Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of any Share acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Shares before the later of (i) two years after the date of grant of the ISO and (ii) one year after the date the Participant acquired the Shares by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.

(g)Rights as Stockholder. A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, and has paid in full for such Shares and has satisfied the requirements of Section 15 hereof.
(h)Termination of Employment or Service. Treatment of an Option upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.
(i)Other Change in Employment or Service Status. An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator.
Section 8.Stock Appreciation Rights.
(a)General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made. Each Participant who is granted a Stock Appreciation Right shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Shares to be awarded, the Exercise Price per Share, and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.

(b)Awards; Rights as Stockholder. A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the shares of Common Stock, if any, subject to a Stock Appreciation Right until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 15 hereof.
(c)Exercise Price. The Exercise Price of Shares purchasable under a Stock Appreciation Right shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of a Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.
(d)Exercisability.
(1)Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.
(2)Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8 of the Plan.

(e)Payment Upon Exercise.
(1)Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price per share specified in the Free Standing Right multiplied by the number of Shares in respect of which the Free Standing Right is being exercised.
(2)A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

(3)Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of Shares and cash).

(f)Termination of Employment or Service. Treatment of a Stock Appreciation Right upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.
(g)Term.
(1)The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.
(2)The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

(h)Other Change in Employment or Service Status. Stock Appreciation Rights shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment or service status of a Participant, in the discretion of the Administrator.
Section 9.Restricted Stock and Restricted Stock Units.
(a)General. Restricted Stock or Restricted Stock Units may be issued under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Stock or Restricted Stock Units shall be made. Each Participant who is granted Restricted Stock or Restricted Stock Units shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock or Restricted Stock Units; the period of time restrictions, performance goals or other conditions that apply to

Transferability, delivery or vesting of such Awards (the “Restricted Period”); and all other conditions applicable to the Restricted Stock and Restricted Stock Units. If the restrictions, performance goals or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Stock or Restricted Stock Units, in accordance with the terms of the grant. The provisions of the Restricted Stock or Restricted Stock Units need not be the same with respect to each Participant.
(b)Awards and Certificates. Except as otherwise provided below in Section 9(c), (i) each Participant who is granted an Award of Restricted Stock may, in the Company’s sole discretion, be issued a share certificate in respect of such Restricted Stock; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to any such Award. The Company may require that the share certificates, if any, evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a share transfer form, endorsed in blank, relating to the Shares covered by such Award. Certificates for shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in such Restricted Stock Award. With respect to Restricted Stock Units to be settled in Shares, at the expiration of the Restricted Period, share certificates in respect of the shares of Common Stock underlying such Restricted Stock Units may, in the Company’s sole discretion, be delivered to the Participant, or his legal representative, in a number equal to the number of shares of Common Stock underlying the Restricted Stock Units Award. Notwithstanding anything in the Plan to the contrary, any Restricted Stock or Restricted Stock Units to be settled in Shares (at the expiration of the Restricted Period, and whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form. Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Stock Units, at the expiration of the Restricted Period, Shares, or cash, as applicable, shall promptly be issued (either in certificated or uncertificated form) to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance or payment shall in any event be made within such period as is required to avoid the imposition of a tax under Section 409A of the Code.
(c)Restrictions and Conditions. The Restricted Stock or Restricted Stock Units granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter:
(1)The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance goals, the Participant’s termination of employment or service with the Company or any Affiliate thereof, or the Participant’s death or Disability. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 11 hereof.
(2)Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Stock during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to an Award, shall only become payable if (and to the extent) the underlying Restricted Stock vests. Except as provided in the applicable Award Agreement, the Participant shall generally not have the rights of a stockholder with respect to Shares subject to Restricted Stock Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to dividends declared during the Restricted Period with respect to the number of Shares covered by Restricted Stock Units shall, unless otherwise set forth in an Award Agreement, be paid to the Participant at the time (and to the extent) Shares in respect of the related Restricted Stock Units are delivered to the Participant. Certificates for Shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Stock or Restricted Stock Units, except as the Administrator, in its sole discretion, shall otherwise determine.

(3)The rights of Participants granted Restricted Stock or Restricted Stock Units upon termination of employment or service as a director or independent contractor to the Company or to any Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.
(4)
1.Form of Settlement. The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Stock Unit represents the right to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.

Section 10.Other Stock-Based Awards.
Other Stock-Based Awards may be issued under the Plan. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Stock-Based Awards shall be granted. Each Participant who is granted an Other Stock-Based Award shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of shares of Common Stock to be granted pursuant to such Other Stock-Based Awards, or the manner in which such Other Stock-Based Awards shall be settled (e.g., in shares of Common Stock, cash or other property), or the conditions to the vesting and/or payment or settlement of such Other Stock-Based Awards (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Stock-Based Awards. In the event that the Administrator grants a bonus in the form of Shares, the Shares constituting such bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such bonus is payable. Notwithstanding anything set forth in the Plan to the contrary, any dividend or dividend equivalent Award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying Award.
Section 11.Change in Control.
Unless otherwise determined by the Administrator and evidenced in an Award Agreement, in the event that (a) a Change in Control occurs, and (b) the Participant is employed by the Company or any of its Affiliates immediately prior to the consummation of such Change in Control then upon the consummation of such Change in Control, the Administrator, in its sole and absolute discretion, may:
1.provide that any unvested or unexercisable portion of any Award carrying a right to exercise become fully vested and exercisable; and
2.cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan to lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be fully achieved at target performance levels.
If the Administrator determines in its discretion pursuant to Section 3(b)(4) hereof to accelerate the vesting of Options and/or Share Appreciation Rights in connection with a Change in Control, the Administrator shall also have discretion in connection with such action to provide that all Options and/or Stock Appreciation Rights outstanding immediately prior to such Change in Control shall expire on the effective date of such Change in Control.
Section 12.Amendment and Termination.
The Board may amend, alter or terminate the Plan at any time, but no amendment, alteration or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. The Board shall obtain approval of the Company’s stockholders for any amendment that would require such approval in order to satisfy the requirements of any rules of the stock exchange on which the Common Stock is traded or other Applicable Law. Subject to Section 3(c), the Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 of the Plan and the immediately preceding sentence, no such amendment shall materially impair the rights of any Participant without his or her consent.
Section 13.Unfunded Status of Plan.
The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.
Section 14.Withholding Taxes.
Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of an amount up to the maximum statutory tax rates in the Participant’s applicable jurisdiction with respect to the Award, as determined by the Company. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by Applicable

Laws, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto. Whenever Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations; provided, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (i) electing to have the Company withhold from delivery of Shares or other property, as applicable, or (ii) delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. Such already owned and unrestricted shares of Common Stock shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined and any fractional share amounts resulting therefrom shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by Applicable Laws, to satisfy its withholding obligation with respect to any Award.
Section 15.Transfer of Awards.
Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares or other property underlying such Award. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option or a Stock Appreciation Right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal Disability, by the Participant’s guardian or legal representative.
Section 16.Continued Employment or Service.
Neither the adoption of the Plan nor the grant of an Award shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.
Section 17.Effective Date.
The Plan was approved by the Board on April 23, 2021 and shall be adopted and become effective on the date that it is approved by the Company’s stockholders (the “Effective Date”).
Section 18.Electronic Signature.
Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.
Section 19.Term of Plan.
No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.
Section 20.Securities Matters and Regulations.
(a)Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.
(b)Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Shares is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no such Award shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.
(c)In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.
Section 21.Section 409A of the Code.
The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.
Section 22.Notification of Election Under Section 83(b) of the Code.
If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service.
Section 23.No Fractional Shares.
No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
Section 24.Beneficiary.
A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

Section 25.Paperless Administration.
In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.
Section 26.Severability.
If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.
Section 27.Clawback.
(a)If the Company is required to prepare a financial restatement due to the material non-compliance of the Company with any financial reporting requirement, then the Committee may require any Section 16 Officer to repay or forfeit to the Company, and each Section 16 Officer agrees to so repay or forfeit, that part of the Incentive Compensation received by that Section 16 Officer during the three-year period preceding the publication of the restated financial statement that the Committee determines was in excess of the amount that such Section 16 Officer would have received had such Incentive Compensation been calculated based on the financial results reported in the restated financial statement. The Committee may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid Incentive Compensation and how much Incentive Compensation to recoup from each Section 16 Officer (which need not be the same amount or proportion for each Section 16 Officer), including any determination by the Committee that a Section 16 Officer engaged in fraud, willful misconduct or committed grossly negligent acts or omissions which materially contributed to the events that led to the financial restatement. The amount and form of the Incentive Compensation to be recouped shall be determined by the Committee in its sole and absolute discretion, and recoupment of Incentive Compensation may be made, in the Committee’s sole and absolute discretion, through the cancellation of vested or unvested Awards, cash repayment or both.
(b)Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any Applicable Laws, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such Applicable Law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).
Section 28.Governing Law.
The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflicts of law of such state.
Section 29.Indemnification.
To the extent allowable pursuant to applicable law, each member of the Board and the Administrator and any officer or other employee to whom authority to administer any component of the Plan is designated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, however, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled pursuant to the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
Section 30.Titles and Headings, References to Sections of the Code or Exchange Act.
The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

Section 31.Successors.
The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
Section 32.Relationship to other Benefits.
No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

PROXY CARD

CARDIFF ONCOLOGY, INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON JUNE 10, 2021
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, Mark Erlander and Brigitte Lindsay, and each of them, as proxies, each with full power of substitution, to represent and to vote all the shares of common stock of Cardiff Oncology, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on June 10, 2021 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

This proxy is governed by the laws of the State of Delaware.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 10, 2021 at 8:00 am local time at the Company’s offices located at 11055 Flintkote Avenue, San Diego, CA 92121. The proxy statement and the 2020 Annual Report on Form 10-K are available at www.pstvote.com/cardiff2021.

THIS IS YOUR PROXY
YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Cardiff Oncology, Inc. to be held at Cardiff Oncology's offices located at 11055 Flintkote Avenue, San Diego, CA 92121, on June 10, 2021, beginning at 8:00 a.m. local time.

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1-3

1. Election of Directors Nominees	FOR	WITHHOLD

01-Dr. James O. Armitage	☐	☐
02-John P. Brancaccio	☐	☐
03-Mark Erlander, Ph.D.	☐	☐
04-Dr. Rodney Markin	☐	☐
05-Mani Mohindru, Ph.D.	☐	☐
06-Gary W. Pace, Ph.D.	☐	☐
07-Renee P. Tannenbaum, Pharm.D.	☐	☐
08-Lâle White	☐	☐

2. Proposal to ratify BDO USA, LLP as the Company’s independent registered public accountants for fiscal year ending December 31, 2021.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. Proposal to approve the Cardiff Oncology, Inc. 2021 Omnibus Equity Incentive Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

Dated: , 2021

Signature

Name (printed)

Title

VOTING INSTRUCTIONS

You may vote your proxy in the following ways:

1. VIA INTERNET:

Login to www.pstvote.com/cardiff2021
Enter your control number (12 digit number located below)

2. VIA MAIL:

Philadelphia Stock Transfer, Inc.
2320 Haverford Rd., Suite 230
Ardmore, PA 19003

CONTROL NUMBER:

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., prevailing time, on June 9, 2021.